As filed with the Securities and Exchange Commission on February 19, 1999.

                                           Registration Statement No. 333-72557
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                                STORAGE USA, INC.
             (Exact name of Registrant as specified in its Charter)

           Tennessee                                   62-1251239
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
      incorporation or organization)

                               165 Madison Avenue
                                  Suite 1300
                           Memphis, Tennessee 38103
                                (901) 252-2000
           (Address of principal executive office, including zip code)


        Storage USA, Inc. 1998 Non-Executive Employee Stock Option Plan
                            (Full title of the Plan)
                            ----------------------

                             Mr. John W. McConomy
                           Executive Vice President
                               Storage USA, Inc.
                              165 Madison Avenue
                                  Suite 1300
                           Memphis, Tennessee 38103
                                (901) 252-2000
(Name, address, including zip code, and telephone number including area code, of agent for service)

                                    Copy to:

                             Mr. Randall S. Parks
                               Hunton & Williams
                         Riverfront Plaza, East Tower
                             951 East Byrd Street
                           Richmond, Virginia 23219
                                (804) 788-8200
                              --------------------


===============================================================================

                               EXPLANATORY NOTE

      This Post-Effective Amendment No. 1 is filed to include a corrected form of the 1998 Non-Executive Employee Stock Option Plan.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.  Exhibits.

Exhibit No.

   4.1      1998 Non-Executive Employee Stock Option Plan.

   5.1 Opinion of Hunton & Williams (as to the legality of the securities being registered) (previously filed).

   23.1 Consent of Hunton & Williams (included in the opinion filed as of Exhibit 5.1 to the Registration Statement) (previously filed).

   23.2     Consent of PricewaterhouseCoopers LLP (previously filed).

   24.1     Power of Attorney (included on signature page) (previously filed).

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Memphis, State of Tennessee on this 19th day of February, 1999.

                                          STORAGE USA, INC.


                                          By:    /s/  John W. McConomy
                                          ------------------------------
                                             John W. McConomy
                                             Executive Vice President


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on February 3, 1999.

              Signature                             Title & Capacity
              ---------                             ----------------

       /s/ Dean Jernigan *               Chairman of the Board, Chief Executive
------------------------------------
            Dean Jernigan                         Officer and Director
                                              (Principal Executive Officer)

       /s/ Christopher P. Marr *               Chief Financial Officer
------------------------------------
         Christopher P. Marr                  (Principal Financial and
                                                Accounting Officer)

       /s/ C. Ronald Blankenship *                   Director
------------------------------------
        C. Ronald Blankenship

       /s/ Howard P. Colhoun *                       Director
------------------------------------
          Howard P. Colhoun

       /s/ Alan B. Graf, Jr. *                       Director
------------------------------------
          Alan B. Graf, Jr.

       /s/ Mark Jorgensen *                          Director
------------------------------------
           Mark Jorgensen

       /s/ John P. McCann *                          Director
------------------------------------
           John P. McCann

       /s/ Caroline S. McBride *                     Director
------------------------------------
         Caroline S. McBride

       /s/ William D. Sanders *                      Director
------------------------------------
         William D. Sanders

       /s/ Harry J. Thie *                           Director
------------------------------------
            Harry J. Thie


      * By:  /s/  John W. McConomy
------------------------------------
          John W. McConomy
          Attorney-in-Fact

                                 EXHIBIT INDEX

     Exhibit No.                      Description

      4.1         1998 Non-Executive Employee Stock Option Plan.

      5.1 Opinion of Hunton & Williams (as to the legality of the securities being registered) (previously filed).

      23.1 Consent of Hunton & Williams (included in the opinion filed as of Exhibit 5.1 to the Registration Statement)
                  (previously filed).

      23.2        Consent of PricewaterhouseCoopers LLP (previously filed).

      24.1 Power of Attorney (included on signature page) (previously filed).